UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
October 20, 2021
Date of Report (Date of earliest event reported)

SOLARWINDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38711	81-0753267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7171 Southwest Parkway
Building 400
Austin, Texas 78735
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SWI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
After filing its Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 with the U.S. Securities and Exchange Commission on August 6, 2021 (the “Form 10-Q”), SolarWinds Corporation (the “Company”) determined that it made an error in reporting its Total Annual Recurring Revenue (“ARR”) and Core IT Management Total ARR as of June 30, 2021.

•The corrected Total ARR was $973.9 million, reflecting an increase of 11.6% from the $872.5 million as of June 30, 2020. In the Form 10-Q, the Company had reported Total ARR of $992.5 million, reflecting an increase of 13.8%.

•The corrected Core IT Management Total ARR was $621.1 million, reflecting an increase of 8.8% from the $570.6 million as of June 30, 2020. In the Form 10-Q, the Company had reported Core IT Total ARR of $639.7 million, reflecting an increase of 12.1%.

Except for this correction, there are no changes to the Form 10-Q previously filed on August 6, 2021.

In addition, the Company has made the following additional corrections to the slide presentation that was utilized in conjunction with the second quarter earnings call and made available on its investor relations website.

•Maintenance ARR on slide 11 changed to $511.6 million (7% year-over-year)
•Core IT Management Maintenance ARR on slide 12 changed to $501.9 million (7% year-over-year)

The updated presentation is available at
https://investors.solarwinds.com/events-and-presentations/default.aspx.

The Company will include the corrected numbers indicated herein in its future filings, as applicable.

* * *
The information contained in this Current Report on Form 8-K pursuant to this “Item 7.01 Regulation FD Disclosure” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information in this section of this Current Report on Form 8-K shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS CORPORATION

Dated:	October 20, 2021	By:	/s/ Sudhakar Ramakrishna
Sudhakar Ramakrishna
President and Chief Executive Officer